WADDELL & REED FUNDS, INC.

             Supplement to the Statement of Additional Information
                              Dated June 30, 1996

The following information replaces the last sentence under the heading "Mortgage-Backed Securities" on page 11:

     Growth Fund and International Growth Fund may invest in mortgage-backed securities.

The following information replaces the last two sentences under the heading "Asset-Backed Securities" on page 12:

     Each Fund may invest in asset-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

The following information replaces the last sentence under the heading "Custodial and Auditing Services" on page 49:

     Deloitte & Touche LLP, Kansas City, Missouri, the Corporation's independent accountants, audits each Fund's financial statements.

This Supplement is dated January 10, 1997.